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                                                                   EXHIBIT 10.14


                          FIFTH SUPPLEMENTAL INDENTURE


         THIS FIFTH SUPPLEMENTAL INDENTURE, dated as of December 30, 1997, among PIONEER NEWSUB1, INC. (as successor to Pioneer Natural Resources USA, Inc., formerly known as Mesa Operating Co.), a Texas corporation (the "Company"), PIONEER NATURAL RESOURCES COMPANY (as successor to MESA Inc.), a Delaware corporation ("Pioneer"), PIONEER DEBTCO, INC., a Texas corporation and wholly-owned subsidiary of Pioneer ("DebtCo"), and HARRIS TRUST AND SAVINGS BANK, an Illinois corporation, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Indenture referred to below.

                                    RECITALS

         A. The Company, Pioneer and the Trustee are parties to that certain Indenture, dated as of July 2, 1996, as amended by the First Supplemental Indenture, dated as of April 15, 1997, as further amended by the Second Supplemental Indenture, dated as of August 7, 1997, as further amended by the Third Supplemental Indenture, dated as of December 18, 1997, as further amended by the Fourth Supplemental Indenture, dated as of December 30, 1997 (the "Indenture"), pursuant to which the 11 5/8% Senior Subordinated Discount Notes due July 1 2006 (the "Notes") were issued.

         B. In connection with a merger (the "Restructuring") as of the date hereof by and between the Company and DebtCo, DebtCo will assume and be responsible and liable for all obligations of the Company with respect to the Notes and the Indenture (collectively, the "Restructured Debt"), to the same extent as if the Restructured Debt had been incurred or contracted by DebtCo.

         C. In connection with the Restructuring, the Company, Pioneer and DebtCo have duly determined to make, execute and deliver to the Trustee this Fifth Supplemental Indenture in order to reflect the results of the Restructuring as required by the Indenture.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree, subject to the terms and conditions hereinafter set forth, as follows for the benefit of the Trustee and the Holders of the Notes:

         1. The Restructuring is permitted by Section 5.1 of the Indenture and in connection therewith:

                  (a) DebtCo hereby expressly assumes all obligations of the Company under the Notes and the Indenture;

                  (b) The Company, Pioneer and DebtCo hereby represent that immediately before and after giving effect to the Restructuring, no Default or Event of Default exists;


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                  (c) The Company, Pioneer and DebtCo hereby represent that
         immediately after giving effect to the Restructuring on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company which becomes the obligation of the Company as a result of the Restructuring as having been incurred at the time of such transaction), the Consolidated Net Worth of DebtCo, as the Surviving Entity with respect to the Restructured Debt, is equal to or greater than the Consolidated Net Worth of the Company immediately prior to the Restructuring; and

                  (d) The Company, Pioneer and DebtCo hereby represent that DebtCo will, at the time of the Restructuring and after giving pro forma effect thereto as if such transaction had occurred as of January 1, 1997, be permitted to incur at least $1.00 of additional Indebtedness as set forth in the first paragraph of Section 4.9 of the Indenture.

         2. As of the effective date of this Fifth Supplemental Indenture, DebtCo, as the Surviving Entity with respect to the Restructured Debt, shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Indenture with the same effect as if DebtCo had been named as the Company in the Indenture.

         3. This Fifth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Fifth Supplemental Indenture forms a part of the Indenture. Except to the extent amended by or supplemented by this Fifth Supplemental Indenture, the Company, Pioneer, DebtCo and the Trustee hereby ratify, confirm and reaffirm the Indenture in all respects.

         4. This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         5. The laws of the State of New York shall govern the construction and interpretation of this Fifth Supplemental Indenture, without regard to principles of conflicts of laws.


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         IN WITNESS WHEREOF, the parties hereto have caused this Fifth
Supplemental Indenture to be signed on their behalf by their duly authorized representatives as of the date first above written:

                                     PIONEER NEWSUB1, INC.
Attest:



 /s/ Mark L. Withrow                 By: /s/ M. Garrett Smith
--------------------------------        ----------------------------------------
Name: Mark L. Withrow                         M. Garrett Smith
         Secretary                            President

                                     PIONEER NATURAL RESOURCES
Attest:                              COMPANY



 /s/ Mark L. Withrow                 By: /s/ M. Garrett Smith
--------------------------------        ----------------------------------------
Name: Mark L. Withrow                         M. Garrett Smith
         Secretary                            Executive Vice President and Chief
                                              Financial Officer

                                     PIONEER DEBTCO, INC.
Attest:


 /s/ Mark L. Withrow                 By: /s/ M. Garrett Smith
--------------------------------        ----------------------------------------
Name: Mark L. Withrow                         M. Garrett Smith
         Secretary                            President


                                     HARRIS TRUST AND SAVINGS BANK,
Attest:                              as Trustee

 /s/ C. Potter                       By: /s/ J. Bartolini
-------------------------------         ----------------------------------------
C. Potter                                     J. Bartolini
Assistant Secretary                           Vice President






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